Exhibit 10.1
                                                             ------------

                        FIRST AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                  THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is dated as of October 14 , 2003, and made by and among:

                  (1) COMMONWEALTH INDUSTRIES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Parent") and the successor by merger to CI Holdings, Inc.;

                  (2) CI HOLDINGS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("CI Holdings") and formerly known as Alflex Corporation;

                  (3) COMMONWEALTH ALUMINUM CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware ("CAC");

                  (4) ALFLEX CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware ("New Alflex");

                  (5) CA LEWISPORT, INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("Old Lewisport") and formerly known as Commonwealth Aluminum Lewisport, Inc. and as Commonwealth Aluminum Corporation;

                  (6) COMMONWEALTH ALUMINUM LEWISPORT, LLC, a limited liability company duly formed and validly existing under the laws of the state of Delaware ("New Lewisport");

                  (7) COMMONWEALTH ALUMINUM METALS, LLC, a limited liability company duly formed and validly existing under the laws of the State of Delaware ("Metals");

                  (8) COMMONWEALTH ALUMINUM CONCAST, INC. (formerly named Barmet Aluminum Corporation) a corporation duly organized and validly existing under the laws of the State of Ohio ("CACI" and, together with CAC, CI Holdings, Old Lewisport, New Lewisport, Metals and New Alflex, each a "Revolving Credit Borrower" and, collectively, the "Revolving Credit Borrowers");

                  (9) each of the Subsidiaries of the Parent identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (each, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors");

                  (10) each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); and

                  (11) PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

         This Amendment amends that certain Third Amended and Restated Credit Agreement dated as of March 21, 2002 (the "Credit Agreement").

                                   WITNESSETH:

         WHEREAS, Parent, Revolving Credit Borrowers and Subsidiary Guarantors have requested Lenders, subject to the terms and conditions herein, to amend the Credit Agreement to modify the Total Leverage Ratio financial covenant as measured at the fiscal quarter ended September 30, 2003.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Definitions. Capitalized terms not otherwise defined in this Amendment have the meanings given to them in the Credit Agreement.

3. Amendment of Credit Agreement. Subsection 9.10(a) of the Credit Agreement is hereby amended and restated as follows:

         "(a) Total Leverage Ratio. The Parent will not permit the Total Leverage Ratio to exceed the following respective ratios at any time during the following respective periods:

                         Period                                       Ratio
From and including the Restatement
Effective Date to and including
   March 31, 2002                                                  4.50 to 1.00

From and including April 1, 2002
   to and including September 30, 2002                             4.25 to 1.00

From and including October 1, 2002 to and including
   December 31, 2002                                               4.00 to 1.00

From and including January 1, 2003 to and including
   June 30, 2003                                                   3.75 to 1.00

From and including July 1, 2003 to and including
   September 30, 2003                                              4.25 to 1.00

From and including October 1, 2003 to and including
   December 31, 2003                                               3.75 to 1.00

From January 1, 2004
   and at all times thereafter                                     3.25 to 1.00

4. Amendment Fee. The Borrowers shall pay to the Administrative Agent, for the benefit of the Lenders which execute and deliver this Amendment to the Administrative Agent on or before October 14, 2003, an amendment fee in the amount of 25 basis points of the Revolving Credit Commitments of such Lenders.

5. Conditions Precedent. The Parent, the Revolving Credit Borrowers, the Subsidiary Guarantors and the Lenders acknowledge that this Amendment shall not be effective until each of the following conditions precedent has been satisfied (such date is referred to herein as the "Effective Date"):

(a) The Parent, the Revolving Credit Borrowers, the Subsidiary Guarantors, the Required Banks, and the Administrative Agent shall have executed this Amendment;

(b) The Borrowers shall have paid to the Administrative Agent, for the benefit of the applicable Lenders, the amendment fee set forth in Section 4 of this Amendment.

(c) The Parent shall have delivered to the Administrative Agent a closing certificate certifying to the accuracy of representations and warranties, compliance with covenants and conditions and absence of any Default or Event of Default under the Credit Agreement;

(d) No Material Adverse Effect shall have occurred with respect to the Parent, the Revolving Credit Borrowers or the Subsidiary Guarantors;

(e) The Parent, the Revolving Credit Borrower and the Subsidiary Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Amendment;

(f) All legal details and proceedings in connection with the transactions contemplated by this Amendment and all other Credit Documents shall be in form and substance satisfactory to the Administrative Agent.

6. Incorporation into Credit Agreement. This Amendment shall be incorporated into the Credit Agreement by this reference.

7. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties and covenants of the Credit Agreement and the other Credit Documents are true and correct and shall continue in full force and effect without modification.

8. Reimbursement of Expenses. The Borrowers unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.

9. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

10. Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

11. Governing Law. This First Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

                            [SIGNATURE PAGES FOLLOW]

               [SIGNATURE PAGE 1 OF 7 TO FIRST AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                           THE PARENT

                           COMMONWEALTH INDUSTRIES, INC.



                           By
                           ---------------------------------------------------
                           Name:
                           Title:

               [SIGNATURE PAGE 2 OF 7 TO FIRST AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]


                           THE BORROWERS

                           COMMONWEALTH ALUMINUM CORPORATION



                           By
                           ---------------------------------------------------
                           Name:
                           Title:

                           ALFLEX CORPORATION



                           By
                           ---------------------------------------------------
                           Name:
                           Title:

                           COMMONWEALTH ALUMINUM CONCAST, INC.



                           By
                           ---------------------------------------------------
                           Name:
                           Title:




                           CA LEWISPORT, INC.



                           By
                           ---------------------------------------------------
                           Name:
                           Title

               [SIGNATURE PAGE 3 OF 7 TO FIRST AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                           CI HOLDINGS, INC.



                           By
                           ---------------------------------------------------
                           Name:
                           Title:



                           COMMONWEALTH ALUMINUM LEWISPORT, LLC

                           By:      CA LEWISPORT, INC., its managing member



                           By
                           ---------------------------------------------------
                           Name:
                           Title:



                           COMMONWEALTH ALUMINUM METALS, LLC

                           By:      COMMONWEALTH ALUMINUM LEWISPORT, LLC, its
                                     sole member

                           By:      CA LEWISPORT, INC., its managing member



                           By
                           ---------------------------------------------------
                           Name:
                           Title:

               [SIGNATURE PAGE 4 OF 7 TO FIRST AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                           SUBSIDIARY GUARANTORS:
                           ---------------------



                           COMMONWEALTH ALUMINUM SALES CORPORATION



                           By
                           ---------------------------------------------------
                           Name:
                           Title:



                           ALFLEX E1 LLC

                           By:      ALFLEX CORPORATION, its sole member



                           By
                           ---------------------------------------------------
                           Name:
                           Title:



                           COMMONWEALTH ALUMINUM TUBE ENTERPRISES, LLC

                           By:      COMMONWEALTH ALUMINUM CONCAST, INC., its
                                     sole member



                           By
                           ---------------------------------------------------
                           Name:
                           Title:

               [SIGNATURE PAGE 5 OF 7 TO FIRST AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]


                           PNC BANK, NATIONAL ASSOCIATION, as Administrative
                             Agent and a Lender



                           By
                           ---------------------------------------------------
                           Name:
                           Title:

               [SIGNATURE PAGE 6 OF 7 TO FIRST AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]



                           U.S. BANK NATIONAL ASSOCIATION



                           By
                           ---------------------------------------------------
                           Name:
                           Title:

               [SIGNATURE PAGE 7 OF 7 TO FIRST AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]



                           NATIONAL CITY BANK OF KENTUCKY



                           By
                           ---------------------------------------------------
                           Name:
                           Title: